                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                          [X]
Filed by a Party other than the Registrant       [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                              Ironstone Group, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Ironstone Group, Inc.
                ------------------------------------------------
                     (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.   Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------

      2.   Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

           --------------------------------------------------------------------

      4.   Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------

      5.   Total fee paid:

           --------------------------------------------------------------------

      (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.   Amount Previously Paid:

           --------------------------------------------------------------------

      2.   Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------

      3.   Filing Party:

           --------------------------------------------------------------------


      4.   Date Filed:

           --------------------------------------------------------------------

                              IRONSTONE GROUP, INC.
                              9665 Chesapeake Drive
                                    Suite 430
                               San Diego, CA 92123

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON WEDNESDAY, JUNE 11, 1997

TO THE STOCKHOLDERS OF IRONSTONE GROUP, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRONSTONE GROUP, INC., a Delaware corporation (the "Company"), will be held on Wednesday, June 11, 1997 at 10:00 a.m. local time at the Company's principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123 for the following purpose:

      1. To elect directors to serve for the ensuing year and until their successors are elected.

      2. To ratify the selection of Deloitte & Touche, LLP as the independent public accountant of the Company for its fiscal year ending December 31, 1997.

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on April 30, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors




                                      ERIN M. GRAHAM
                                      Secretary

San Diego, California
May 7, 1997

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              IRONSTONE GROUP, INC.
                              9665 Chesapeake Drive
                                    Suite 430
                               San Diego, CA 92123

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

           The enclosed proxy is solicited on behalf of the Board of Directors of Ironstone Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, June 11, 1997, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123. The Company intends to mail this proxy statement and accompanying proxy card on or about May 7, 1997 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

           The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

           Only holders of record of Common Stock at the close of business on April 30, 1997 will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock will have one vote per share held on all matters to be voted on at the Annual Meeting. At the close of business on April 25, 1997, the Company had outstanding and entitled to vote 1,487,853 shares of Common Stock.

           All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

           Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with Erin M. Graham, Secretary of the Company, at the Company's principal executive office, 9665 Chesapeake Drive, Suite 430, San Diego, CA 92123, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

           Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than January 7, 1998, in order to be included in the proxy statement and proxy relating to that Annual Meeting.



                                       1.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           There are two nominees for the two Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders of the Company and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, Mr. Shea having been elected by the stockholders, and Mr.
Hambrecht having been elected by the Board.

           Shares of Common Stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

           Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

           The following information pertains to the nominees, their principal occupations for the preceding five-year period, certain directorships, and their ages as of March 21, 1997:

                                                     DIRECTOR
                NAME                          AGE      SINCE                      OCCUPATION
William R. Hambrecht.........................  61       1997         Chairman of Hambrecht & Quist
                                                                     Group and its principal subsidiary,
                                                                     Hambrecht & Quist LLC

Edmund H. Shea, Jr.(1).......................  67       1993         Executive Vice President of J.F.
                                                                     Shea Co., Inc.

---------------------

(1)        Member of the Audit Committee and the Compensation Committee.

           WILLIAM R. HAMBRECHT has served as a director of the Company since April 1997. He is Chairman of Hambrecht & Quist Group and its principal subsidiary, Hambrecht & Quist LLC. He has continuously served as an officer, director or principal of those entities or their predecessors since 1968. Mr. Hambrecht also serves on the Boards of Directors of Adobe Systems Incorporated and several privately-held companies. He holds a B.A. degree from Princeton University.

           EDMUND H. SHEA, JR. has served as a director of the Company since October 1993. He is a co-founder of J.F. Shea Co., Inc., a diversified construction, land development and venture capital investment company, and has served as its Executive Vice President and a director since 1954. He is also a director of ADAC Laboratories, Inc., Vanguard Airlines, Hambrecht & Quist Group and several privately-held companies. He holds a B.S. degree from M.I.T.



                                       2.

BOARD COMMITTEES AND MEETINGS

           The Company currently has authorized two directors. All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. During the fiscal year ended December 31, 1996, the Board of Directors held four (4) meetings. The Board has an Audit Committee and a Compensation Committee.

           The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements and recommends to the Board the independent auditors to be retained. The Audit Committee is currently composed of Mr. Shea, was constituted in October 1993 and did not meet during 1996.

           The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of Mr. Shea, was constituted in October 1993 and did not meet during 1996.

           During the fiscal year ended December 31, 1996, Mr. Shea attended 75 percent or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. Mr. Hambrecht was not a director during the fiscal year ending December 31, 1996.

                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

           The Board of Directors has selected Deloitte & Touche, LLP as the Company's independent public accountant for the fiscal year ending December 31, 1997 and has further directed that management submit such selection for ratification by the stockholders at the Annual Meeting. Deloitte & Touche, LLP has served as the Company's independent public accountant since the Company's 1994 fiscal year. Prior to its engagement of Deloitte & Touche, LLP, the Company did not consult such firm regarding any accounting or reporting matters.

           Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting or to be available by telephone during the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           Stockholder ratification of the selection of Deloitte & Touche, LLP as the Company's independent public accountant is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

           The affirmative vote of the holders of a majority of the shares of the outstanding Common Stock will be required to approve this proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.



                                       3.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 21, 1997 by: (i) each director and nominee for director; (ii) the Company's CEO at fiscal year end;
(iii) all officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                             BENEFICIAL OWNERSHIP(1)

                                                                                             NUMBER OF
                                                                                             SHARES OF      PERCENT
BENEFICIAL OWNER                                                                           COMMON STOCK   OF TOTAL(2)
Hambrecht & Quist California and associated entities(3)..................................     1,059,320      71.20
  One Bush Street
  San Francisco, CA 94104

William R. Hambrecht(3)(4)...............................................................     1,059,365      71.20
  One Bush Street
  San Francisco, CA 94104
Edmund H. Shea, Jr.(5)...................................................................        47,400       3.18
Robert L. Miller(6)......................................................................        63,048       4.07
All officers and directors
  as a group (4 persons)(7)..............................................................     1,114,339      74.32

------------------------------

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Percentages are based on 1,487,853 shares of Common Stock outstanding on March 21, 1997, adjusted as required by rules promulgated by the Commission.

(3) Represents shares beneficially owned by Hambrecht & Quist California (247,500 shares) and associated entities, including the following entities: Phoenix Venture (BVI) Ltd. (227,851 shares), H&Q Ventures IV (131,989 shares), H&Q Ventures International C.V. (131,989 shares), The Hambrecht 1980 Revocable Trust (313,784 shares), Hambrecht & Quist LLC (3,656 shares), and Hamquist (2,551 shares).

(4) Includes 45 shares subject to outstanding options that were exercisable on March 21, 1997 or will become exercisable within 60 days thereafter and 313,784 shares held by the Hambrecht 1980 Revocable Trust, of which Mr. Hambrecht is a Trustee. Includes 1,059,320 shares held by Hambrecht & Quist California and associated entities. Hambrecht & Quist California is a wholly-owned subsidiary of Hambrecht & Quist Group, of which Mr. Hambrecht is Chairman. Accordingly, Mr. Hambrecht may be deemed to share voting and investment power over these shares held by Hambrecht & Quist California and associated entities. Mr. Hambrecht disclaims beneficial ownership as to all shares held by Hambrecht & Quist California and associated entities, except to the extent of his pecuniary interest therein.

(5) Includes (i) 3,890 shares subject to outstanding options that were exercisable on March 21, 1997 or will become exercisable within 60 days thereafter and (ii) 38,130 shares held by the E&M RP Trust, of which Mr. Shea is a trustee. Does not include shares held by the following persons or entities as to which Mr. Shea has disclaimed beneficial ownership: John F. Shea Family Trust (18,753 shares) and Peter O. Shea (32,294 shares).



                                       4.

(6) Represents 63,048 shares subject to outstanding options that were exercisable on March 21, 1997. All of such options expired on April 1, 1997. Mr. Miller resigned as Chief Executive Officer of the Company as of January 1997, and is no longer an employee or director of the Company.

(7) Includes shares described in notes 3, 4 and 5 above, as well as 7,574 shares which the Company's Chief Executive Officer and Chief Financial Officer, collectively, had the right to acquire within 60 days of March 21, 1997 pursuant to outstanding options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

           Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and principal stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

           To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10 percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

           Each non-employee director of the Company receives a fee of $500 for each Board meeting attended in person (plus $500 for each committee meeting attended by committee members on a day other than a Board meeting date) and reimbursement for expenses incurred in connection with attending such meetings. In the fiscal year ended December 31, 1996, the aggregate total compensation paid to non-employee directors was $2,000.

           Outside directors also receive stock option grants under the Company's 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code of 1986, as amended from time to time, hereinafter the "Code") are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code.

           The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock to non-employee directors. In October 1993, Mr. Shea received an option to purchase 1,600 shares of Common Stock at an exercise price of $3.00 per share. In addition, upon compliance by the Company with certain securities law requirements in May 1995, Mr. Shea received, pursuant to the terms of the Directors' Plan, an option to purchase 375 shares of Common Stock at an exercise price of $4.00 per share and an additional option to purchase 1,600 shares of Common Stock at an exercise price of $4.00 per share. All options under the Directors' Plan have been or will be granted at fair market value on the date of grant. The Directors' Plan also provides that any future non-employee director who is elected or appointed to the Board for the first time shall, upon the date of his initial election or appointment, automatically be granted an option to purchase 1,600 shares of Common Stock. In addition, the Directors' Plan provides that on the first business day of each calendar year, each person who is then serving as a non-employee director of the Board shall be granted an option to purchase up to 1,600 shares of Common Stock, the exact number being based pro rata on the portion of the preceding year that the non-employee director served as such. Consequently, on January 2, 1996, and again on January 2, 1997, Mr. Shea received an option to purchase 1,600 shares of Common Stock at an exercise price of $1.06 and $0.50 per share, respectively. In addition, on April 1, 1997, Mr. Hambrecht received an option to purchase 1,600 shares of Common Stock at an exercise price of $0.50



                                       5.

per share. Options under the Directors' Plan have a ten-year term; however, each option will terminate prior to the expiration date if the optionee's service as a non-employee director, or, subsequently, as an employee, of the Company terminates. The exercise price of each option under the Directors' Plan must be equal to the fair market value of the Common Stock subject to the option on the date of grant. All options issued pursuant to the Directors' Plan vest at a rate of 1/36 per month for 36 months following the date of the grant of the option, or in the event the grant was delayed pending compliance by the Company with certain securities law requirements, the date from which the grant was delayed.

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

           The following table shows for the fiscal years ended December 31, 1996, 1995 and 1994 compensation awarded or paid to, or earned by the Company's Chief Executive Officer. No other executive officers earned more than $100,000 during the fiscal year ended December 31, 1996.

                                                         OTHER ANNUAL
NAME AND PRINCIPAL POSITION      YEAR    SALARY ($)    COMPENSATION ($)
Robert L. Miller(1)              1996     $162,500          --
Chief Executive Officer          1995     $216,666          --
                                 1994     $214,998      $40,970(2)

--------------------

(1) Mr. Miller served as the Company's Chief Executive Officer from February 1994 until January 1997. Mr. Miller resigned as of January 1997 and is no longer an employee of the Company.

(2) Paid pursuant to an agreement under which Mr. Miller was paid at an hourly rate of $290.00 for hours which exceeded the number of hours represented by his monthly retainer payments. In March 1994, this agreement was terminated and replaced with a regular salary.



                                       6.

                        STOCK OPTION GRANTS AND EXERCISES

           The 1994 Equity Incentive Plan (the "Plan") provides for the grant of
(i) both incentive and nonstatutory stock options and (ii) rights to purchase restricted stock, together "Stock Awards," to the Company's directors, officers and employees. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the Plan. As of March 21, 1997, options to purchase a total of 18,298 shares were outstanding under the Plan, no shares had been purchased pursuant to the Plan and 221,702 shares remained available for future issuance thereunder.

           The Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Plan and, subject to the provisions of the Plan, to determine the number of persons to whom and the dates on which Stock Awards will be granted, the number of shares to be subject to each Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the type or types on such Stock Awards to be granted, the exercise price of such Stock Award when appropriate, and other terms of the Stock Award.

           The maximum term of options under the Plan is typically ten years, however, in the event that an optionee's service to the Company terminates, that optionee's options will expire 90 days after the optionee's service to the Company terminates. Option grants under the Plan typically vest over a five-year period at the rate of 1/10 on the date six months after the date of grant and 1/60 per month thereafter. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of grant; the exercise price of incentive options may not be less than 100% of the fair market value of the Common Stock subject to the option on the date of the grant.

           No options or rights to purchase restricted stock were granted to the Chief Executive Officer during the fiscal year ended December 31, 1996.

           The following table shows for the fiscal year ended December 31, 1996 certain information regarding options exercised by and held at year end by the Chief Executive Officer:

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996, AND
                    OPTION VALUES AT END OF FISCAL YEAR 1996

                                                                               VALUE OF
                                                              NUMBER OF        UNEXERCISED
                                                              UNEXERCISED      IN-THE-MONEY
                                                              OPTIONS AT       OPTIONS AT
                                                              FY-END (#)       FY-END ($)
                         SHARES ACQUIRED     VALUE            EXERCISABLE/     EXERCISABLE/
NAME                     ON EXERCISE (#)     REALIZED ($)     UNEXERCISABLE    UNEXERCISABLE(1)
Robert L. Miller         --                  --               58,044/16,636    0/0

(1) Represents the fair market value of the underlying shares on December 31, 1996 less the exercise price.



                                       7.

EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

           Effective January 1, 1997, Gerald G. Pinkston was appointed Chief Executive Officer of the Company. On October 14, 1993, a subsidiary of the Company, Belt Perry Associates, Inc., a California corporation ("BPC"), entered into an employment agreement (the "Agreement") with Mr. Pinkston for services as President of BPC. The Agreement specifies compensation and incentive amounts if certain BPC profit goals are achieved. The term of the Agreement was from October 14, 1993 until December 31, 1996, however, Mr. Pinkston continues to be eligible for certain incentive amounts until such time as his employment with the Company is terminated. As a result of BPC meeting certain profit goals for the fiscal years ended December 31, 1993, 1994 and 1995, an aggregate of $422,061 in incentive payments were made to Mr. Pinkston in fiscal 1996.

           On May 12, 1995, BPC purchased from Mr. Pinkston 167 shares of BPC's issued and outstanding shares of Common Stock in exchange for $320,000 cash and a promise to pay $100,000, to be paid $50,000 on each of May 1, 1996 and May 1, 1997. BPC's obligation to pay is secured by the shares of Common Stock. During fiscal 1996, the first $50,000 installment was paid to Mr. Pinkston.

           All amounts due to Mr. Pinkston pursuant to the Agreement and the Stock Repurchase Agreement described above that are not paid on their respective due dates accrue interest at the prime rate of interest as announced by Bank of America N.T. and S.A., or its successor, plus 4% per annum until such amounts are paid in full. During 1996, interest amounts paid to Mr. Pinkston related to incentive amounts payable was $6,464.

                                  OTHER MATTERS

           The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                  By Order of the Board of Directors



                                  --------------------------------------------
                                  ERIN M. GRAHAM
                                  Secretary

May 7, 1997

           A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: ERIN M. GRAHAM, SECRETARY, IRONSTONE GROUP, INC., 9665 CHESAPEAKE DRIVE, SUITE 430, SAN DIEGO, CA 92123.



                                       8.

                              IRONSTONE GROUP, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 1997


        The undersigned hereby appoints GERALD G. PINKSTON and ERIN M. GRAHAM, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ironstone Group, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ironstone Group, Inc. to be held at Ironstone Group, Inc.'s principal offices at 9665 Chesapeake Drive, Suite 430, San Diego, California 92123 on Wednesday, June 11, 1997 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect directors, to hold office until the next Annual
             Meeting of Stockholders and until their successors are elected.

[ ]     FOR all nominees listed below              [ ]    WITHHOLD AUTHORITY to
        (except as marked to the contrary                 vote for all nominees
        below).                                           listed below.

NOMINEES:      William R. Hambrecht and Edmund H. Shea, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:


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

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2:  To ratify selection of Deloitte & Touche, LLP as independent public accountant of the Company for its fiscal year ending December 31, 1997.

        [ ]    FOR            [ ]     AGAINST          [ ]     ABSTAIN


DATED               , 1997
     --------------                         ------------------------------------

                                            ------------------------------------

                                                          SIGNATURE(S)

                                            Please sign exactly as your name
                                            appears hereon. If the stock is
                                            registered in the names of two or
                                            more persons, each should sign.
                                            Executors, administrators, trustees,
                                            guardians and attorneys-in-fact
                                            should add their titles. If signer
                                            is a corporation, please give full
                                            corporate name and have a duly
                                            authorized officer sign, stating
                                            title. If signer is a partnership,
                                            please sign in partnership name by
                                            authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.



                                       2.